Exhibit 99.2

Fisher Team Member Email

April 11, 2013

Dear Fisher Team:

I am writing to share some very significant news. A few minutes ago, we announced Fisher will be acquired by Sinclair Broadcasting Group. Sinclair, which is a $1.8 billion company, is the largest independent TV broadcaster in the country, employing approximately 4,000 people. With the addition of Fisher’s stations, Sinclair will reach approximately 34% of U.S. households through its 134 stations in 69 markets. A copy of the press release is attached for your reference.

In light of the pace of consolidation and other changes in our industry, this transaction means that Fisher’s stations will become part of a larger company and they will have the ability to leverage Sinclair’s greater scale and sizable resources. By taking this important step, we are providing new opportunities to Fisher’s stations, team members and business partners.

You should know that a large part of the significant interest in Fisher is because of the value of our local brands. Fisher’s stations are widely recognized as the trusted source of news and information and the go-to stations for advertisers looking to effectively reach their customers.

This decision completes the Board’s review of potential strategic alternatives to maximize value for our shareholders. After much deliberation, Fisher’s Board determined that this transaction with Sinclair achieved that objective.

The next steps in this process are to obtain the customary approvals from our shareholders and regulatory agencies for this transaction. We expect those to occur in the coming months and the transaction to close in the third quarter of 2013. Until then, Fisher will operate as an independent company, meaning it remains business as usual for all of us. Over the coming months, it is critical that we continue to do what made us successful – and that is delivering the trusted news programming and advertising solutions that our viewers, advertisers and communities have come to expect from Fisher.

We will be hosting two team member meetings today at 9:00 am (PT) and 2:00 pm (PT) where I, along with other members of the management team, will talk more about the transaction. For Plaza-based team members, please join me in Studio B, and for those outside of Seattle, we will televise the meeting to your stations. A video replay will be posted on The Pond which you can access at http://thepond/Pages/CorpBroadcast2013.aspx.

We are committed to providing regular updates along the way. To help us respond to the most frequently asked questions, we encourage you to submit your inquiries to HR@fsci.com.

If you should be contacted by the media, please send those inquiries to your GM.

For many years, Fisher and its stations have been an integral part of our communities. It is important that we respect that legacy and keep doing great work for our communities – our continued success is the best way to ensure a smooth transition. As always, thank you for your hard work and commitment to Fisher.

Sincerely,

Colleen Brown

President and Chief Executive Officer

Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Fisher to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed merger will occur as currently contemplated, or at all, or that the expected benefits from the transaction will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed merger include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the acquisition, including timing and receipt of regulatory approvals, timing and receipt of approval by the shareholders of Fisher, the respective parties’ performance of their obligations under the merger agreement relating to the acquisition, and other factors affecting the execution of the transaction. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this communication include, but are not limited to, any change in national and regional economic conditions, the competitiveness of political races and voter initiatives, successful integration of acquired television stations (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by Fisher, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Fisher’s Annual Report on Form 10-K for the year ended December 31, 2012, included under headings such as “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Fisher’s most recently filed Form 10-Q, and in other filings and furnishings made by Fisher with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on Fisher’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this communication. Fisher undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Additional Information

In connection with the meeting of Fisher shareholders to be held with respect to the proposed merger, Fisher plans to file with the SEC preliminary and definitive proxy statements and other relevant materials. The definitive proxy statement (when available) will be mailed to Fisher shareholders. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Fisher with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Fisher’s website at www.fsci.com by clicking on the “Investor Relations” link, then clicking on the “SEC Filings” link.

Fisher and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Fisher shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Fisher directors and executive officers by reading Fisher’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 9, 2012. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Fisher with the SEC in connection with the proposed merger when they become available.

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